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EXHIBIT 99.1

                        VASO ACTIVE PHARMACEUTICALS, INC.

                           CODE OF ETHICS AND CONDUCT

         The purpose of Vaso Active Pharmaceuticals, Inc.'s (the "Company") Code of Ethics and Conduct (the "Code") is to establish specific standards and policies for conduct of the Company's business in accordance with all applicable federal, state and local laws, honesty in our business dealings, prudent use of our assets and resources, sound growth and achievement of business objectives and fair treatment of our employees. We are committed to achieving and maintaining the highest level of integrity and ethics in our dealings with our employees, customers, suppliers, shareholders and the public. For the purposes of these business and ethical conduct standards (the "Standards"), the Company considers its executive officers (including but not limited to the Company's Chief Executive Officer, Chief Financial Officer, and Controller, or persons performing similar functions), directors, employees, agents and consultants to be "Employees" and each an "Employee."

         As Employees, we are responsible for fully implementing the business practices and corporate policies of the Company. These Standards are presented to govern the conduct of all our Employees and are intended to supplement the requirements as set forth in the Company's employee manual.

         The purpose of this Code is to deter wrongdoing and to promote:

         (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

         (i) full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files, or submits to, the Securities and Exchange Commission ("SEC") or other governmental regulators and in other public communications made by the Company;

         (iii) compliance with applicable governmental laws, rules and regulations;

         (iv) prompt internal reporting of violations of this Code to an appropriate person or persons identified herein; and,

         (v) accountability for adherence to this Code.

CONFLICTS OF INTEREST

         It is very important that every Employee avoid any situation which involves a conflict with his/her duty to the Company and the interests of the Company and its shareholders. We expect our Employees to exercise good judgment, honesty and high ethical standards at all times. Adherence to these Standards should prevent the occurrence of conflicts of interest. Employees should be particularly sensitive to possible conflicts with suppliers, brokers or any vendors which could arise from engaging in business dealings with, or accepting gifts or compensation from, others. If the Employee is in doubt, the Ethics Officer should be consulted. The transmittal letter accompanying the copy of this Code of Ethics delivered to you identifies the Ethics Officer and the Chairman of the Audit Committee of the Board of Directors. Should questions arise regarding the appropriate handling of your responsibilities under this Code of Ethics, please contact either of these persons; and, definitely, contact the Chairman of the Audit Committee if and whenever you have concerns about the prompt and responsive handling of any matter of concern to you.


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         Playing "favorites" or having conflicts of interest, in practice or appearance, runs counter to the fair treatment to which we are all entitled. Each Employee should avoid any relationship, influence or activity that might impair, or have the appearance of impairing, his/her ability to make objective and fair decisions when performing his/her job. Conflict of interest laws and regulations must be fully and carefully observed. When in doubt, review Company policies and procedures, and share the facts of the situation with the Ethics Officer.

         Here are some ways a conflict of interest could arise:

- Employment by a competitor or potential competitor, regardless of the nature of the employment, while employed by the Company

- Acceptance of gifts, cash or in kind from those seeking to do business with the Company

- Placement of business with a firm owned or controlled by an Employee or his/her family

- Ownership of, or substantial interest in, a company which is a competitor of or a supplier to the Company

- Acting as a consultant to a Company customer or supplier without the Company's express prior written approval. Approval is required for any Employee's services as director, officer, employee, or consultant to any company which is a supplier or a customer having business dealings with the Company.

         In order to preserve the Company's reputation for honesty and integrity, the management of our Company must be advised of any matters which might be considered sensitive. Any such notification should be addressed to the Ethics Officer. Each Employee has a duty to ensure that proprietary information relating to the Company or any entity or person with which the Company does business is not disclosed to anyone without proper authorization. Every Employee has a duty to keep proprietary documents protected and secure, particularly when dealing with suppliers, customers and competitors.

FINANCIAL REPORTING

        The Company's senior financial officers (e.g., principal financial officer, comptroller, principal accounting officer and any person performing similar functions) as well as any person whose responsibilities include financial reporting duties ("Finance Personnel") have a heightened obligation to perform their duties in a diligent, honest and ethical manner. This duty of honesty extends to the full, fair, accurate, timely and understandable disclosure of information relating to the Company's financial condition and results of operation in its periodic reports and compliance with all applicable government rules and regulations. The primary responsibility for financial reporting, internal control, and compliance with laws, regulation, and ethics rests with executive management.

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         If Finance Personnel discover, or have reason to believe, that there is an actual or potential conflict of interest between their personal and professional relationships, they must report this information in a prompt fashion to the Ethics Officer or the Company's Audit Committee. Examples of information which should be reported include but are not limited to: (i) internal control deficiencies such as failure to conduct quarterly reviews of those controls, or control overrides (such as situations in which Company officials responsible for a certain function have avoided performing such function or their decisions are overridden); (ii) fraud by management or by Employees with significant roles in financial reporting or internal controls (regardless of materiality); (iii) utilization of proprietary Company information by non-Company personnel for the benefit of persons or entities other than the Company; and (iv) provision of non-auditing services by the Company's auditors without the prior consent of the Company's Audit Committee.

         The Company's Audit Committee has important oversight responsibilities that relate to the Company's financial reporting, internal controls, compliance with applicable laws and regulations and Company ethics. In this capacity, the Audit Committee has the power to authorize investigations that are within the scope of its responsibilities, including conducting interviews or discussions with Employees and other persons whose views may be helpful to them. In its oversight capacity, the Audit Committee also monitors internal control processes by reviewing reports issued by external auditors and other information to gain reasonable assurance that the Company is in compliance with pertinent laws and regulations, is conducting its affairs ethically, and is maintaining effective controls against conflict of interest and fraud. If you have any concerns regarding the Company's financial reporting, internal controls, compliance with applicable laws and regulations and compliance of Company Employees with this Code of Ethics, you should contact the Chairman of the Audit Committee directly.

GIFTS, GRATUITIES AND ENTERTAINMENT

Customer and Supplier Personnel
-------------------------------

         The purchase of supplies, materials and services from vendors, suppliers and subcontractors must be accomplished in a fair and nondiscriminatory process based solely on quality, performance, price and customer criteria (in cases where purchases are made for customers).

         The Company specifically prohibits offering, attempting to give, soliciting or receiving any form of bribe or kickback. These are criminal acts. Since the mere receipt of a request to engage in such activity may be a reportable event under the law, all Employees should immediately seek advice from the Ethics Officer if any such request is received. Similarly, any dealings with affiliated persons of the Company or of any officer of the Company must be reviewed by the Ethics Officer. No transaction may be effected with an affiliated person or entity absent the written approval of the Audit Committee.

Government Personnel
--------------------

        No Employee may give federal, state or local government employees any meal, beverage, gift or form of entertainment regardless of value with the following exceptions:

- Promotional items which have a retail value of less than $25.00 and which contain the Company's name or logo may be offered without violating this Code,

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-        Employees may also provide (i) modest items of food and refreshments offered other than as part of a meal (such as soft drinks, coffee and doughnuts) to employees of federal executive agencies other than uniformed services; and (ii) greeting cards and items with little intrinsic value such as plaques, certificates and trophies, which are intended solely for presentation,

- Employees may socially entertain relatives or personal friends employed by government agencies. It should be clear, however, that such entertainment is not related to the Company's business. Expenditures for such non-business entertainment are not reimbursable by the Company to the Employee,

- Employees may not make loans, guarantee loans or make payments to or on behalf of federal, state or local government employees.

         Anyone with questions regarding this section should contact the Ethics Officer. The making of gifts that exceed these limits is a violation of the Code of Ethics and other policies.

Non-Government Personnel
------------------------

         Furnishing meals, refreshments, modest gifts/honorariums (see below) and entertainment in conjunction with business discussions with non-government personnel is a commonly accepted business practice. The Company permits its Employees, within reason, to engage in such practices. The furnishing of meals, refreshments or entertainment and the making of modest gifts/honorariums, however, should not violate good common sense and the standards of conduct of the recipient's organization, and must be consistent with past practices and standards established from time to time by the Company.

         Employees who make, and supervisors who approve, expenditures for meals, refreshments or entertainment, must use discretion and care to ensure that such expenditures are in the proper course of business and cannot reasonably be construed as bribes or improper inducements.

         Modest gifts/honorariums should only be given in order to commemorate a specific holiday or special event. In no event should the value of such individual items exceed $50.00 without the prior approval of the Chief Financial Officer. Detailed records of all such gifts and their business purpose should be maintained for at least three years. Employees should at all times be mindful of the need to avoid the appearance of gift giving for the purpose of inducing favorable treatment.

         Employees may accept meals, refreshments or entertainment in connection with business discussions, provided, that they are not excessive as to cost or frequency. It is the personal responsibility of every Employee to ensure that his/her acceptance of such meals, refreshments or entertainment is within prevailing Company Standards and could not reasonably be construed as an attempt by the offering party to secure favorable treatment or create an appearance of impropriety.

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         Employees may not accept gifts, including travel and accommodations, which have a retail or exchange value of $50.00 or more from an individual or firm doing or seeking to do business with the Company. Exceptions may be granted on an individual basis; however, Employees must immediately report the gift to their supervisor and the Ethics Officer and request a waiver of this rule. In any circumstance where an Employee is offered meals, refreshments, entertainment or gifts and the offering may create an appearance of impropriety, regardless of the value thereof, the Employee should disclose the offering to his/her supervisor and the Ethics Officer in writing.

         Except for loans by recognized banks and financial institutions which are available generally at market rates and terms, no Employee or member of his/her family may accept any loan, guarantee of loan or payment from an individual or firm doing or seeking to do business with the Company; nor is it permissible to accept any service, accommodation or travel of any value whatsoever, unless the primary purpose of such is the performance of the Company's business.

Gifts or Payments to Foreign Officials
--------------------------------------

         The Company will scrupulously adhere to the letter and spirit of the Foreign Corrupt Practices Act, which prohibits, among other things, giving money or items of value to a foreign official or instrumentality for the purpose of influencing a foreign government. The Act further prohibits giving money or items of value to any person or firm, such as a consultant or marketing representative, when there is a reason to believe that it will be passed on to a foreign government official for this purpose. All questions concerning compliance with the Foreign Corrupt Practices Act should be referred to the Ethics Officer.

Gifts or Payments in General
----------------------------

         All approved expenditures for meals, refreshments and entertainment must be fully documented and recorded on the books of the Company in strict compliance with established policies and procedures. Employees are required to report to their supervisors any instance in which they are offered money, gifts which have retail or exchange value of $50.00 or more or anything else of value by a supplier or prospective supplier to the Company. Laws and regulations pertaining to entertainment, gifts and payments may be and are complicated. Questions regarding interpretations of specific policies should be submitted to the Ethics Officer.

ANTITRUST

         The antitrust laws of the United States are calculated to promote free and open competition. It is incumbent upon Employees to seek guidance and instructions from supervisors, and if necessary, from the Ethics Officer whenever any questions relating to their compliance with those laws and regulations arise. All Employees are expected to conduct themselves in a manner designed to promote the Company's compliance with the antitrust laws, and no Employee shall discuss with any competitor: prices or terms of sale; division of territories or markets; allocation of customers; or boycotts of customers or suppliers.

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INTEGRITY OF COMPANY RECORDS

Financial Information and Records
---------------------------------

         To ensure that public companies such as the Company disclose complete and accurate financial information in their periodic reports, federal securities law requires the Company's CEO and CFO to certify that: (i) they have reviewed each periodic report; (ii) based on their knowledge, there are no materially false statements or material omissions in the subject periodic report; (iii) the report fairly presents the issuer's financial condition and results of operations; (iv) the signing officers are responsible for establishing and maintaining effective internal controls and have evaluated the effectiveness of those controls as of the end of the fiscal period as of the date of the report;
(v) they have presented their conclusions about the effectiveness of the controls in the subject report; (vi) they have disclosed control deficiencies and any fraud by management or Employees with a significant role in internal controls (regardless of materiality) to the auditors and the Audit Committee; and (vii) they have disclosed any material weaknesses in internal controls to the Company's auditors. In addition, all annual reports must include an internal control report concerning management's responsibility for establishing and assessing its internal control structure and procedures for financial reporting to which the Company's auditors must also attest and report. It is anticipated that additional requirements may be promulgated in the near future.

         It is our policy to comply with accepted accounting rules and controls at all times. All Company records must accurately reflect the transactions they record. In particular, this policy requires the following:

- No undisclosed or unrecorded fund or asset of the Company shall be established for any purpose;

- No false or misleading entries shall be made in the books or records of the Company for any reason and no Employee shall assist in any arrangement that results in any such entry;

- No payment or expenditure of the Company shall be approved without adequate supporting documentation or made with intention or understanding that any Party of such payment or expenditure is to be used, directly or indirectly, for any purpose other than that expressly described by the supporting documentation;

- Any Employee having information concerning any unrecorded fund or asset or any prohibited act shall promptly report such matter to the Ethics Officer;

- Medical claims of Employees contain confidential information. Such claims shall be treated in a manner to retain that confidentiality and in a manner consistent with Company policy and procedures; and

- The Company's internal and outside accountants must maintain all audit and review work product for five (5) years from the end of the applicable fiscal period.


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         In addition, every Employee should be aware that:

- It is a crime, punishable by imprisonment of up to ten (10) years, to knowingly and willfully violate Sarbanes-Oxley Act of 2002 provisions regarding retention of corporate audit records;

- It is a crime, punishable by imprisonment of up to twenty (20) years, to knowingly alter, destroy, conceal, etc. records or documents with the intent to impede, obstruct, or influence a federal government investigation or case filed in bankruptcy, or in relation to or contemplation of any such matter or case;

- It is a crime, punishable by imprisonment of up to twenty (20) years, to "corruptly" alter, destroy, mutilate, or conceal records or documents with the intent to impair their integrity or availability in an official proceeding; or to otherwise obstruct, influence, or impede a proceeding (or attempt to do so);

- It is a crime, punishable by imprisonment of up to ten (10) years, to knowingly, with the intent to retaliate, take any action harmful to a person for providing to a law enforcement officer any truthful information relating to the commission or possible commission of any federal offense; and

- You should contact the Ethics Officer should you have any question regarding the foregoing discussion.

PERSONNEL RECORDS

         Personnel records are treated as confidential by the Company, unless otherwise required by law or permission to disclose their contents is given by an Employee. Notwithstanding the foregoing, the Company will confirm length of service and position held (and pay rate, when written permission is given by the Employee) when contacted by a prospective lender to an Employee or by a prospective employer after an Employee's separation from the Company.

INFORMATION TO CUSTOMERS

         It is the Company policy to provide technical information which is as accurate as possible in order to properly guide our own Employees and customers in the sales and use of our products and services. No false or inaccurate data shall knowingly be recorded or used by any Employee. Any Employee having information concerning any such false data being recorded or used shall promptly report such a situation to the Ethics Officer.

COMPUTER USAGE/SOFTWARE LICENSING

         It is the Company policy to restrict access to computer databases and electronic mail communications systems to authorized users for business and business-related purposes only. It is the Company policy to maintain compliance with software licensing requirements of our suppliers and vendors.

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POLITICAL CONTRIBUTIONS

         The Company may not make any remuneration of money or offer to do so directly or indirectly to any government official or politician in the United States or abroad for the purpose of influencing such official's or politician's actions. Our Employees are expected not to use Company funds or facilities or services for any political purpose in contravention of this policy.

         This policy shall not apply to purely individual contributions by Employees. However, the use of Company funds to fund an Employee contribution, or the reimbursement of an Employee contribution is strictly prohibited.

PROHIBITION AGAINST TRADING WHILE IN POSSESSION OF MATERIAL NON-PUBLIC
INFORMATION

Confidential Information and Insider Trading
--------------------------------------------

         Each Employee of the Company is forbidden from (i) utilizing non-public information regarding customers, suppliers and other business contacts for personal gain; and (ii) disclosing information regarding customers, suppliers and other business contacts acquired through the Company to persons not in the employ of the Company. All information obtained from a customer, supplier or other business contact in the ordinary course of business is regarded as confidential unless it is, beyond any doubt, widely and publicly known and is also clearly not detrimental information that might be embarrassing to the subject of the information. In addition, the Company forbids any Employee from trading, either personally or on behalf of others, on material non-public information ("Material Non-Public Information") or communicating Material Non-Public Information regarding the Company or any supplier, customer or other business contact of the Company to others in violation of the law. This sort of conduct is frequently referred to as "insider trading."

         The Company's policy applies to every Employee and extends to activities within and outside their duties at the Company. Violation of this policy may result in disciplinary action, including but not limited to, termination; and any violation may constitute a crime. Furthermore, "insider trading" can result in the imposition of civil and criminal penalties under United States federal and state law. Every Employee must read and retain a copy of this policy statement. Any questions regarding the Company's policy and procedures should be referred to the Ethics Officer, whose name and location will be published and made available to Employees.

         The term "insider trading" is not defined in the federal securities laws, but generally refers to the use of Material Non-Public Information for trading in securities (whether or not one is an "insider") or to the communication of Material Non-Public Information to others for their personal use.

         While the law concerning insider trading is not static, it is generally understood that the law prohibits:

- trading by an insider, while in possession of Material Non-Public Information, or

- trading by a non-insider, while in possession of Material Non-Public Information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

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-        communicating Material Non-Public Information to others.

         The elements of insider trading and the penalties for such unlawful conduct are discussed below. If, after reviewing this policy statement, you have any questions, you should consult with the Ethics Officer.

Insiders
--------

         The concept of "insider" is broad. It includes Employees of the Company. In addition, a person can be a "temporary insider" if he/she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the Company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, vendors, customers, and the employees of such organizations. In addition, the company may become a temporary insider of another company with which it is negotiating. According to the United States Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

Material Information
--------------------

         Trading on inside information is not a basis for liability unless the information is material. "Material Information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his/her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that Employees should consider material includes, but is not limited to, increases or decreases in dividends; declarations of stock splits and stock dividends; financial announcements including periodic results and forecasts, especially earnings releases and estimates of earnings; changes in previously disclosed financial information; mergers, acquisitions or takeovers; proposed issuances of securities; significant changes in operations or business trends; significant increases or declines in backlog orders or the gain or loss of a significant contract or customer; significant new products to be introduced; extraordinary borrowings; major litigation (civil or criminal); financial liquidity problems; significant changes in management; purchase or sale of substantial assets; and/or significant regulatory actions.

         Material Information does not have to relate to the Company's business. For example, material information may include information contained in an as yet unpublished newspaper column which would affect the market price of various companies' securities. If the reporter disclosed the dates that reports on various companies would appear in The Wall Street Journal and whether those reports would be favorable or not in advance of publication, the reporter could be held criminally liable.

Non-public Information
----------------------

         Information is non-public until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones News, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

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         Public dissemination usually contemplates some period of delay after release of the information to the press in order for outside investors to evaluate the release. A delay of three (3) full days should suffice for a simple announcement, such as a routine earnings announcement. A longer delay is appropriate when a complex transaction, such as a merger or reorganization, is involved.
         Often there is Material Information within the Company that is not yet ripe for public disclosure by the Company itself. For example, during the early stages of discussion regarding a significant acquisition, the information about the discussion may be too tentative or premature to require, or even permit, public announcement by the Company. On the other hand, the information may be highly material in the sense that individuals with access to that information are themselves precluded from trading in the Company's stock. Whenever any doubt exists, the presumption should be against trading in the Company's stock by any insider with access to the information until approval has been sought through appropriate channels.

Bases for Liability
-------------------

         BREACH OF FIDUCIARY DUTY

         There is no general duty to disclose Material Information before trading on that Material Non-Public Information. However, if a fiduciary relationship exists between the parties to a transaction, and one of those parties has the right to expect that the other party will either disclose any Material Non-Public Information of which he/she is aware or refrain from trading, and fails to do so, the that party has breached his fiduciary duty to the other party.

         Non-insiders may also be deemed to have fiduciary duties of insiders in certain instances. For example, if an attorney or an accountant enters into a confidential relationship with the Company through which he/she gains information, he/she may be deemed an insider or "tippee" if he/she personally benefits, directly or indirectly, from the disclosure. That non-insider may also be deemed to owe a fiduciary duty to the Company's shareholders as a "tippee" if he/she is aware or should have been aware that he/she possesses confidential information from an insider (who has violated his fiduciary duty to the Company's shareholders) and the "tippee" personally benefits, directly or indirectly, from the disclosure.

         In the "tippee" situation, a breach of duty occurs only if the insider personally benefits, directly or indirectly, from the disclosure. The benefit does not have to be pecuniary, but can be a gift, a reputational benefit that will translate into future earnings, or even evidence of a relationship that suggests an expectation of some benefit.

         MISAPPROPRIATION

         Another basis for insider trading liability is the "misappropriation" theory, where liability is established when trading occurs on Material Non-Public Information that was stolen or misappropriated from any other person. For example, the U.S. Supreme Court held that a columnist defrauded The Wall Street Journal when he stole information which was to be used in an article and used it for trading in the securities markets prior to the article's

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publication. It should be noted that the misappropriation theory can be used to reach a variety of individuals not previously thought to be encompassed under the fiduciary duty theory. To the extent that an Employee obtains Material Non-Public Information about a supplier, customer or other business contact in the course of his employ by the Company and trades on it or provides that information to a third party who trades on it, the Employee may be deemed to have "misappropriated" the information.

Penalties for Insider Trading
-----------------------------

         Penalties for trading on or communicating Material Non-Public Information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he/she does not personally benefit from the violation. Penalties include civil injunctions; disgorgement of profits; jail sentences; fines for the person who committed the violation of up to three (3) times the profit gained or loss avoided, whether or not the person actually benefited; and fines for the employer or other controlling person of up to the greater of $1,000,000 or three (3) times the amount of the profit gained or loss avoided. In addition, any violation of this Code of Ethics can be expected to result in serious sanctions by the Company, including, without limitation, dismissal of the persons involved.

Implementation Procedures
-------------------------

         The following procedures have been established to aid Employees in avoiding insider trading, and to aid the Company in preventing, detecting and imposing sanctions against insider trading. Every Employee of the Company must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability and criminal penalties. If you have any questions about these procedures, you should consult the Ethics Officer.

        Before trading for yourself or others in the securities of a company about which you may have potential inside information, ask yourself the following questions:

- Is the information material? Is this information that an investor would consider important in making his/her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

- Is the information non-public? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in Dow Jones News, Reuters Economic Services, The Wall Street Journalor other publications of general circulation?

         If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

-        Report the matter immediately to the Ethics Officer.


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-        Do not purchase or sell the securities on behalf of yourself or others.

- Do not communicate the information inside or outside the Company, other than to the Ethics Officer.

         After the Ethics Officer has reviewed the issue, you will be instructed to continue to refrain from trading and communicating the information, or you will be allowed to trade and communicate the information.

Personal Securities Trading
---------------------------

         All officers and directors of the Company are required to obtain clearance from the Ethics Officer prior to effecting any securities transaction involving the securities of the Company in which they, their families (including the spouse, minor children and adults living in the same household as the Employee), or trusts of which they are trustees or in which they have a beneficial interest are parties. An Employee who believes he/she has or is uncertain whether information in his/her possession is material, non-public information should also obtain clearance from the Ethics Officer. The Ethics Officer will promptly notify the Employee of clearance or denial of clearance to trade. Notification of approval or denial to trade may be verbally given; however, it will be confirmed in writing within 72 hours of the verbal notification. Clearance of any particular trade by the Internal Compliance Officer will be based on his best judgment in reliance on the facts presented. Each Employee remains individually responsible for compliance with U.S. federal and state securities laws and the Code of Ethics.

Restricting Access to Material Non-public Information
-----------------------------------------------------

         Information in your possession that you identify as material and non-public may not be communicated to anyone, including persons within the Company, except as provided above. In addition, care should be taken so that such information is secure. For example, files containing Material Non-Public Information should be sealed; access to paper and computer files containing Material Non-Public Information should be restricted; conversations in public places, such as restaurants, elevators and airplanes should be limited to information that is neither sensitive nor confidential; speaker phones should not be used if, as a result, the conversation may be heard by a party who does not have a "need to know."

         If you become aware of a leak of Material Information, whether inadvertent or otherwise, you should report that fact immediately to the Ethics Officer or to the Chairman of the Audit Committee.

Communications With Outsiders
-----------------------------

         The Company typically communicates any disclosable Material Information with the press, its shareholders and the financial community through the issuance of press releases and the filing of periodic reports. All requests from outsiders for information regarding the general business or financial condition of the Company should be referred to one of the officers of the Company. Courts have even treated the confirmation of information in some circumstances to constitute tipping. If you become aware of a rumor circulating about the Company, details concerning the rumor should be reported to the Ethics Officer as soon as possible so that a determination can be made whether it is necessary or advisable to make a general public announcement to dispel such rumor.

Resolving Issues Concerning Insider Trading
-------------------------------------------

         If, after consideration of the items set forth in this Code of Ethics, you have concerns as to whether information is material or non-public, or if there is any other unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, you must presume the information to be material and non-public and must discuss the matter with the Ethics Officer before trading or communicating the information to anyone.

Exceptions to the Code of Ethics
--------------------------------

         The Ethics Officer may make exceptions on a case-by-case basis of this Code upon a determination that the conduct at issue involves a negligible opportunity for abuse or otherwise merits an exemption from the Standards set forth herein. All such exceptions must be received in writing by the person requesting the exemption before becoming effective.

Supervisory Procedures
----------------------

         The role of the Ethics Officer is critical to the implementation and maintenance of this Code of Ethics. Supervisory Procedures can be divided into two classifications: (i) prevention of violations of law; and (ii) the preservation of systems necessary to assure the integrity of the Company's financial reporting.

Prevention of Violations of Law
-------------------------------

         To prevent insider trading, the Ethics Officer should:

- provide, on a regular basis, a program to familiarize Employees with the Company's policy and procedures, including the furnishing of this Code of Ethics to all Employees and to each new Employee upon commencement of employment;

-        answer questions regarding the Code of Ethics;

- resolve issues of whether information received by an Employee of the Company is material and non-public;

- review, with the assistance of the Company's legal counsel, on a regular basis and update as necessary the Code of Ethics;

- when it has been determined that an Employee of the Company has Material Non-Public Information, implement measures to prevent dissemination of such information, and if necessary, restrict Employees from trading the securities; and

- promptly review, and either approve or disapprove, in writing, each request of an Employee for clearance to trade in specified securities.

Detection of Insider Trading
----------------------------

         To detect insider trading, the Ethics Officer should:

- review the trading activity reports and beneficial ownership disclosure, as filed with the SEC, filed by each officer and director;

- maintain regular communication with and be available to answer questions from Employees of the Company who are contemplating securities transactions; and

- coordinate the review of such reports with other appropriate officers or directors of the Company.

SPECIAL REPORTS TO MANAGEMENT

         Upon learning of a potential violation of the Code, the Ethics Officer should promptly prepare a written report to management and the Audit Committee providing full details and recommendations for further action.

ANNUAL REPORTS TO MANAGEMENT

        On an annual basis, the Ethics Officer should prepare a written report to the management of the Company and the Audit Committee setting forth the following:

- a summary of existing procedures to detect and prevent violations of the Code;

- full details of any investigation, either internal or by a regulatory agency, of any suspected reporting impropriety, violation of this Code of Ethics or of any other Company standard or policy, or any violation of law, including insider trading; and the results of such investigation;

- an evaluation of the current procedures and any recommendations for improvement; and

- a description of the Company's continuing program to educate parties regarding insider trading, including the dates of such programs, since the last report to management and the Audit Committee.

AMENDMENTS

         This Code or any provision contained therein may be amended or repealed by the Board, provided any such amendment is done in writing and is specifically approved or ratified by the Board.

ACKNOWLEDGMENT

         We will expect every Employee, after he/she has read this Code, to execute an acknowledgment form affirming his/her knowledge and understanding of this Code and affirming his/her responsibility as an Employee to promptly notify his/her immediate supervisor if he/she has any questions or concerns regarding conduct that may raise concern that any of these policies have not been observed.

CONFIDENTIALITY

         The Company will, to the fullest extent possible without contravening any law, regulation or statute, hold confidential the name of any Employee reporting any event or conduct which he/she believes, in good faith, may raise concern that any policy described in the Code may not have been observed. In some circumstances, however, the Company may be required to furnish such information to law enforcement or governmental officials and counsel in order to address issues raised by such reports.

INTERNAL USE

         This Code is intended solely for internal use by the Company. It is not intended to and does not create any rights in any employee, investor, supplier, competitor, shareholder or any other person.

                                 ACKNOWLEDGMENT

         I have read the Vaso Active Pharmaceuticals, Inc. Code of Conduct and Ethics. I understand my responsibility to comply with the Code of Conduct and Ethics and the process and consequences for dealing with violations thereof.

         If I have any questions or concerns regarding conduct that may raise concern under this Code of Conduct and Ethics, I will immediately follow one of the procedures suggested in the Code and will notify my immediate supervisor and the Chairman of the Audit Committee of the Board of Directors.





                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Your Name


                                        ----------------------------------------
                                        Date


                                        ----------------------------------------
                                        Job Title or Classification


                                        ----------------------------------------
                                        Location

                                  CONFIDENTIAL

             BUSINESS CONDUCT QUESTIONNAIRE AND ANNUAL CERTIFICATION

         RELATING TO THE PERIOD ___________, 200__ TO ___________, 200__

         The Company will, to the fullest extent possible without contravening any law, regulation or statute, hold confidential the name of the Employee reporting any event or conduct which he/she believes, in good faith, may raise concern that any policy described in the Vaso Active Pharmaceuticals, Inc. Code of Conduct and Ethics may not have been observed.

                                                                     Yes*   NO

1.   Have you read the Company's Code of Conduct and Ethics          ____   ____
     and are you adhering to the policies and standards set
     forth therein?
2.   Have you or do you know of any other Employee who has           ____   ____
     offered to pay or otherwise compensate any federal, state, local or foreign government official or employee for
     services performed on behalf of the Company?
3.   Have you or do you know of any person who has received          ____   ____
     anything having a value of over $50.00 from any person or
     company doing or seeking to do business with the Company?
4.   Have you or do you know of any Employee who has supplied        ____   ____
     any services or confidential Company information to a
     competitor or supplier of the Company?
5.   Do you have or do you know of any Employee who has any          ____   ____
     interest (other than ownership of publicly traded shares)
     in any entity with which the Company does business or which competes with the Company? Do any of your close relatives
     work for a customer or competitor of the Company?
6.   Have you or do you know of any Employee who has used the        ____   ____
     Company's assets, influence or information for personal
     purposes without adequately reimbursing the Company, and
     without making full disclosure of the same to a supervisor?
7.   Have you or do you know of any other Employee who has made      ____   ____
     inaccurate, improper or misleading entries to documents the
     Company is required to maintain for or submit to any
     governmental agency or authority or any customer?
8.   Have you or do you know of any Employee who has made            ____   ____
     inaccurate or misleading entries to the Company's records or failed to disclose properly any assets or liabilities of
     the Company?
9.   Have you or do you know of any Employee who has failed to       ____   ____
     comply with any law or regulation applicable to the Company, including without limitation any environmental requirements?
10.  Do you know of any Employee that has violated the Code of       ____   ____
     Ethics or any other Company policy or standard?

11.  Do you know of any report, or other information that has been   ____   ____
     filed by the Company with the Securities and Exchange
     Commission, any stock exchange on which the Company's
     securities are listed or quoted, or distributed to any
     shareholders or prospective shareholders of the Company that contains any untrue statements of a material fact or omits to state a material fact necessary in order to make the
     statements made in such materials, in light of the
     circumstances under which such statements were made, not
     misleading?
12.  Do you know of any financial statements, or other financial     ____   ____
     information included in any report, or other information that has been filed by the Company with the Securities and Exchange Commission, any stock exchange on which the Company's securities are listed or quoted, or distributed to any shareholders or prospective shareholders of the Company, that do not fairly present in all material respects the financial condition and results of operation of the Company as of and for the period presented in the materials?

13.  Do you know of any significant changes in internal controls     ____   ____
     or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions regarding to significant deficiencies and material weaknesses?

          *IF YES FOR QUESTIONS 2-13, PLEASE EXPLAIN ON REVERSE SIDE OR
                               AN ATTACHED SHEET.

Signature:________________________        Name (please print):__________________

Position:_________________________        Phone Number:_________________________

The completed form should be mailed to:
Dilworth Paxson LLP
1818 N Street, N.W., Suite 400
Washington, D.C.  20036
Attn: F. Alec Orudjev